Exhibit 10.21

TENTH AMENDMENT

THIS TENTH AMENDMENT (this “Amendment”) dated as of June 30, 2017 to the Credit Agreement referenced below is by and among COMSCORE, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of September 26, 2013 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to make such modifications to the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended as follows:

2.1 The definition of “Reinstatement Date” in Section 1.01 is hereby amended and restated to read as follows:

“Reinstatement Date” means the first date on which the Borrower has filed with the SEC all of the following: (a) its annual financial statements for the fiscal years ending December 31, 2015 and December 31, 2016, (b) its quarterly financial statements for the fiscal quarters ending September 30, 2016, March 31, 2017 and June 30, 2017 (which 2017 quarterly financial statements will include data for comparative periods in 2016), (c) the quarterly financial statements for any fiscal quarter ending after the effective date of the Tenth Amendment to this Agreement and prior to the date that is 45 days prior to the Reinstatement Date and (d) any other quarterly or annual financial statements, for any period ending prior to the date that is 45 days prior to the Reinstatement Date, that are required to be filed by the SEC.

2.2 Section 7.16 is hereby amended and restated in its entirety to read as follows: Cause the Reinstatement Date to occur on or prior to September 30, 2017.

3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon:

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(a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; and (b) receipt by the Administrative Agent, for the account of each Lender that approves this Amendment, of an amendment fee equal to (i) 15 basis points (0.15%) multiplied by (ii) the amount of such Lender’s Revolving Commitment; and (c) the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

4. Release. In consideration of the Lenders’ willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, each Lender and each of their respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever arising out of or in relation to the Loans or the Credit Agreement prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Loan Parties may have or claim to have against any of the Lender Group.

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Reaffirmation of Representations andWarranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects), and (b) no Default exists.

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment

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shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. FATCA. For purposes of determining withholding Taxes imposed under the FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

10. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

12. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the date first above written.

BORROWER:	COMSCORE, INC, a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Chief Financial Officer & Treasurer

GUARANTORS:	CSWS, INC., a Virginia corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

COMSCORE BRAND AWARENESS, L.L.C.,
a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation,
as sole member

By: /s/ David Chemerow
Name: David Chemerow
Title: Chief Financial Officer & Treasurer

CS WORLDNET US HOLDCO LLC,
a Delaware limited liability company

By:     CS WORLDNET HOLDING B.V.,
a Netherlands limited company, as managing member

By: /s/
Name: Michelle Spencer
Title: Authorized Representative

CREATIVE KNOWLEDGE, INC., a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

MARKETSCORE, INC., a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

[Signature Pages Continue]

COMSCORE EUROPE, LLC, a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation, as manager

By: /s/ David Chemerow
Name: David Chemerow
Title: Chief Financial Officer & Treasurer

FULL CIRCLE STUDIES, INC., a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

CARMENERE HOLDING COMPANY, a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

VOICEFIVE, INC., a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

TMRG, INC., a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

COMSCORE INTERNATIONAL INC., a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

PROXIMIC, LLC, a Delaware corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Treasurer

RENTRAK CORPORATION, an Oregon corporation

By: /s/ David Chemerow
Name: David Chemerow
Title: Chief Operating Officer & Chief Financial Officer

[Signature Pages Continue]

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Michael D. Brannan
Name: Michael D. Brannan
Title: Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Nancy Rosal Bonnell
Name: Nancy Rosal Bonnell
Title: Vice President

SILICON VALLEY BANK

By:/s/ Will Deevy
Name: Will Deevy
Title: Vice President

SUNTRUST BANK

By: /s/ Cynthia Burton
Name: Cynthia Burton
Title: Director